Exhibit 99.1

Contact:
Timothy Cunningham
eLoyalty Corporation
(847) 582 7015
ir@eloyalty.com

eLoyalty Reports Results for First Quarter 2004
Company adds 17 new customers, increases Services revenue on a sequential basis, improves operating performance and forecasts an increase in Services revenue for second quarter

Lake Forest, IL, May 10, 2004 — eLoyalty Corporation, a leading enterprise CRM services and solutions company (NASDAQ: ELOY), today posted first quarter financial results for the period ended March 27, 2004.

For the first quarter 2004, eLoyalty reported revenue of $14.4 million. In addition, the company announced a net loss of $2.3 million, which is a $2.6 million improvement when compared to both the fourth quarter and first quarter of 2003. The net loss available to common shareholders was $0.45 a share, which is a significant improvement compared to the net losses available to common shareholders for the fourth quarter of 2003 and first quarter of 2003 of $0.89 and $0.96, respectively.

eLoyalty’s first quarter 2004 highlights include:

Revenue and Clients

First quarter 2004 Services revenue (revenues from Consulting services and Managed services, before Software and Reimbursed expenses) increased by 1.4% over the fourth quarter 2003, principally driven by the 10.5% sequential increase in Managed services revenues. The following is a summary of revenues by major component:

	Three Months Ended
(000's)	3/27/2004	12/27/2003	3/29/2003
Revenue:
Consulting services	$10,475	$10,547	$13,798
Managed services	2,700	2,444	1,950

Services revenue	13,175	12,991	15,748
Software	426	1,054	980
Reimbursed expenses	823	941	999

Total revenue	$14,424	$14,986	$17,727

Other first quarter 2004 revenue and client highlights include:

•	The addition of 17 new customers, increasing the total number of customers to 65 in the first quarter,

•	Securing, late in the first quarter of 2004, a significant add on project at an existing account,

•	Increasing the average hourly billing rate to $174, a $10 increase over the fourth quarter of 2003,

•	Improving utilization to 64%, a three-percentage point increase over the fourth quarter of 2003, and

•	Increasing total unearned revenue on the balance sheet by $3.4 million in the first quarter 2004.

Service Lines and Strategic Initiatives

Internet Protocol Contact Center (IPCC) and Managed services first quarter 2004 highlights are as follows:

•	Being selected for 12 new Managed services engagements,

•	Being selected for 3 new implementation IPCC engagements, and

•	Building additional momentum with the company’s primary go to market partner, Cisco Systems.

Contact Center Optimization Solutions (CCOS) first quarter 2004 highlights are as follows:

•	Adding three new CCOS customers, and

•	Launching a new set of CCOS assessment offerings.

Expenses and Balance Sheet

•	Reduced first quarter operating expenses by $2.8 million, a 14% reduction when compared to the fourth quarter of 2003, and

•	Maintained a strong balance sheet, which includes total net cash balances (total cash, net of debt) of approximately $34 million.

Adjusted Earnings Measure1

On a non-GAAP basis, for the first quarter 2004 eLoyalty realized an “Adjusted Earnings” measure loss of $0.9 million, which is a $0.3 million improvement compared to the fourth quarter of 2003, and a $0.7 million improvement compared to the first quarter of 2003. These improvements are primarily driven by lower personnel expenses in cost of services and selling, general and administrative expense, as well as improved utilization of engageable personnel. The following table presents the calculation of the Adjusted Earnings measure for the three periods presented below, including a reconciliation to GAAP results for those periods. See Footnote 1, below, for an explanation of the Adjusted Earnings measure presented in this press release.

[1] eLoyalty presents the above reconciliation of GAAP (generally accepted accounting principles) results to non-GAAP “Adjusted Earnings” results because management believes the Adjusted Earnings measure allows investors a better understanding of the results of eLoyalty’s operational activities by focusing on cash earnings performance, exclusive of the financial impact of decisions made with the intention of improving the company’s operating performance through expense reduction activities. Further, management believes that it is useful to analyze the company’s performance excluding the impact of severance and related costs, since the amount of these costs varies significantly between periods on the basis of factors that management does not believe reflect current-period operating performance. However, adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments may be recorded in future periods. The Adjusted Earnings measure also reflects the company’s resources available to invest in the business, strengthen the balance sheet and fund any future cost reduction initiatives. Using only the non-GAAP earnings measure to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measures reflected above to understand and analyze the results of its business. The Adjusted Earnings measure should be considered in addition to, not as a substitute or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

Definition and Calculation of Adjusted Earnings Measure

	Three Months Ended
(000's)	3/27/2004	12/27/2003	3/29/2003
GAAP — Operating Loss	$(2,344)	$(4,617)	$(4,959)
Add back (reduce) the effect of:
Noncash compensation	530	670	779
Severance and related costs	(234)	948	1,260
Goodwill impairment	—	557	—
Depreciation and amortization expense	1,156	1,224	1,352

Adjusted Earnings Measure Loss	$(892)	$(1,218)	$(1,568)

Current Business Outlook
 The company is optimistic that in the second quarter the trends that have been emerging over the last several quarters will lead to continued improvement in eLoyalty’s business results. These trends include:

•	Increasing demand for the company’s principal service lines, such as IPCC and CCOS related engagements,

•	A gradual improvement in general market conditions, and

•	Hiring of new employees in the second quarter in order to support the business requirements of our clients.

Given these factors, eLoyalty’s presently anticipated outlook for the second quarter of 2004 is as follows:

•	Achieving Services revenues (revenues from Consulting services and Managed services, before Software and Reimbursed expenses) in the range of $14.0 to $15.5 million,

•	Adding 10 to 12 new clients, and

•	Hiring 15 to 25 new employees.

Conference Call Information
 eLoyalty management will host a conference call at 8:30 a.m. eastern time on Tuesday, May 11, 2004. A webcast of the conference call will be available live via the Internet at the Investor Relations section of eLoyalty’s web site at http://www.eloyalty.com/investor/ where this press release, as well as other financial information that will be discussed on that call, is also available. It is recommended that participants using the Web access the site at least fifteen minutes before the webcast begins, in order to download and install any necessary audio software. For those who cannot access the live broadcast, or the continued availability on eLoyalty’s website, a replay of the conference call will also be available beginning two hours after the call is completed until May 18, 2004 by dialing (888) 509-0081 or, for international callers, (416) 695-5275. There is no passcode for the replay.

About eLoyalty
 eLoyalty is a leading management consulting, systems integration, and managed services company focused on optimizing customer interactions. With professionals in offices throughout North America and Europe, eLoyalty’s broad range of enterprise Customer Relationship Management (CRM) related services and solutions include creating customer strategies; defining technical architectures; selecting, implementing and integrating best-of-breed CRM software applications; and providing ongoing support for multivendor systems. The combination of eLoyalty’s methodologies and technical expertise enables

eLoyalty to deliver the tangible economic benefits of customer loyalty for its Global 2000 and government clients. For more information about eLoyalty, visit www.eloyalty.com or call 877-2ELOYAL.

ASSUMPTIONS UNDERLYING FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This news release contains forward-looking statements, including references to plans, strategies, objectives and anticipated future performance and other statements not strictly historical in nature, which are based on current management expectations, forecasts and assumptions. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors that might cause such a difference include, among others: the ability to attract new clients and continuation of existing and new business from existing clients; reliance on major clients and suppliers, increasing client concentration and maintenance of good relations with key business partners; risks involving the variability and predictability of the number, size, scope, cost and duration of, and revenue from client engagements, including unanticipated deferrals or cancellations of engagements due to changes in customers’ requirements or preferences for the company’s services (because the company’s business is relationship based, substantially all of the company’s customers retain the right to defer or cancel the company’s engagement, regardless of whether there is a written contract); management of other risks associated with increasingly complex client projects and new services offerings, including risks involving collection of billed amounts, shifts from time and materials to alternative or value-based pricing and variable employee utilization rates, project personnel costs and project requirements; maintenance of the company’s reputation and financial strength to remain competitive; the company’s ability to execute its strategy of reducing costs, achieving benefits from cost reduction activities and maintaining a lower cost structure; management of growth and expansion of business with new services offerings and into new markets; continued access to capital resources to meet eLoyalty’s operating and financial needs; implementation of appropriate infrastructure in a timely and cost-effective manner; the ability to attract and retain highly skilled employees in a competitive information technology labor market; demand for CRM services and software generally and continuing intense competition in the information technology services industry generally and particularly in the provision of CRM services and software; the rapid pace of technological innovation in the information technology services industry and the ongoing challenge of creating innovative solutions that meet client expectations; risks associated with eLoyalty’s global operations; future legislative, regulatory or legal actions affecting the information technology services industry or the protection of eLoyalty’s intellectual property rights; the uncertain extent of the current economic recovery and its impact on eLoyalty’s financial results; and other general business, capital market and economic conditions and volatility. For further information about these and other risks, see eLoyalty’s recent SEC filings, including, without limitation, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as those identified under “Risk Factors” in the Registration Statement on Form S-3 filed on September 24, 2002.

eLoyalty Corporation
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except per share data)

	For the Three Months
	Ended March
	2004	2003
Revenue	$14,424	$17,727
Operating Expenses:
Cost of services	11,093	13,362
Selling, general and administrative expenses	4,753	6,712
Severance and related costs	(234)	1,260
Depreciation and amortization expense	1,156	1,352

Total operating expenses	16,768	22,686

Operating loss	(2,344)	(4,959)
Interest income (expense) and other, net	43	80

Loss before income taxes	(2,301)	(4,879)
Income tax benefit	—	—

Net loss	(2,301)	(4,879)
Dividends related to Series B preferred stock	(387)	(398)

Net loss available to common stockholders	$(2,688)	$(5,277)

Basic net loss per common share	$(0.45)	$(0.96)

Diluted net loss per common share	$(0.45)	$(0.96)

Shares used to calculate basic net loss per share	5,927	5,520

Shares used to calculate diluted net loss per share	5,927	5,520

Noncash compensation included in individual line items above:
Cost of services	$148	$212
Selling, general and administrative expenses	382	567

Total noncash compensation	$530	$779

eLoyalty Corporation
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands, except share and per share data)

	March 27,	December 27,
	2004	2003
ASSETS:
Current Assets:
Cash and cash equivalents	$33,444	$36,953
Restricted cash	678	899
Receivables (net of allowances of $1,486 and $1,493)	8,998	7,631
Prepaid expenses	3,358	1,430
Other current assets	251	402

Total current assets	46,729	47,315
Equipment and leasehold improvements, net	8,298	9,388
Goodwill	1,671	1,671
Long-term receivables and other	2,472	1,431

Total assets	$59,170	$59,805

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Accounts payable	$2,018	$2,852
Accrued compensation and related costs	4,344	4,580
Unearned revenue	3,445	1,226
Other current liabilities	4,440	4,788

Total current liabilities	14,247	13,446
Long-term unearned revenue	1,135	—
Other long-term liabilities	994	1,144

Total liabilities	16,376	14,590

Commitments and contingencies
Redeemable Series B convertible preferred stock, $0.01 par value; 5,000,000 shares authorized and designated; 4,153,684 and 4,156,221 shares issued and outstanding with a liquidation preference of $21,554 and $21,922 at March 27, 2004 and December 27, 2003, respectively	21,184	21,197
Stockholders’ Equity:
Preferred stock, $0.01 par value; 35,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 6,869,718 and 6,919,599 shares issued and outstanding, respectively	69	69
Additional paid-in capital	148,465	149,140
Accumulated deficit	(117,466)	(115,165)
Accumulated other comprehensive loss	(3,953)	(3,832)
Unearned compensation	(5,505)	(6,194)

Total stockholders’ equity	21,610	24,018

Total liabilities and stockholders’ equity	$59,170	$59,805

eLoyalty Corporation
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and in thousands)

	For the Three Months
	Ended March
	2004	2003
Cash Flows from Operating Activities:
Net loss	$(2,301)	$(4,879)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and noncash compensation	1,686	2,131
Changes in assets and liabilities:
Receivables	(1,386)	(1,392)
Prepaids and other current assets	(1,774)	(2,404)
Accounts payable	(834)	827
Accrued compensation and related costs	(383)	(553)
Unearned revenue	3,354	1,115
Other liabilities	(105)	87
Long-term receivables and other	(1,099)	16

Net cash used in operating activities	(2,842)	(5,052)

Cash Flows from Investing Activities:
Capital expenditures and other	(38)	(541)

Net cash used in investing activities	(38)	(541)

Cash Flows from Financing Activities:
Proceeds from revolving credit agreement	—	8,600
Repayments on revolving credit agreement	—	(8,600)
Decrease in restricted cash	221	103
Payment of Series B dividends	(742)	(779)

Net cash used in financing activities	(521)	(676)

Effect of exchange rate changes on cash and cash equivalents	(108)	(117)

Decrease in cash and cash equivalents	(3,509)	(6,386)
Cash and cash equivalents, beginning of period	36,953	48,879

Cash and cash equivalents, end of period	$33,444	$42,493

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$—	$(46)
Cash refunded (paid) for income taxes, net	$(41)	$17